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                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 1-13796 and 333-117248) of Gray Television, Inc. of our report dated May 28, 2004 relating to the financial statements of the Gray Television, Inc. Capital Accumulation Plan as of December 31, 2003, which appears in this Form 11-K.

/s/  PricewaterhouseCoopers LLP

Atlanta, Georgia
June 28, 2005


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